Exhibit 99.1

Exicure, Inc. Announces Appointment of New CEO and CFO and Changes to Board of Directors

CHICAGO, IL. — April 27, 2023 — Exicure, Inc. (Nasdaq: XCUR), historically an early-stage biotechnology company focused on developing nucleic acid therapies targeting ribonucleic acid against validated targets, today announced that, effective as of April 26, 2023, Jung-Sang (Michael) Kim was appointed as Chief Executive Officer and Chief Financial Officer of the Company and a Class II director of the Company’s board of directors (the “Board”). Mr. Kim succeeds Dr. Matthias Schroff, who yesterday stepped down as Chief Executive Officer and a Class I member of the Board, and Mr. Elias D. Papadimas, who yesterday stepped down as our Chief Financial Officer. Effective as of April 26, 2023, the Board also approved the appointment of Jiyoung Hwang as a Class I director of the Board. Additionally, effective as April 26, 2023, Seung Soo Shin resigned as a Class II director and chairman of the Board. Additional information about today’s announcement, including biographical information about Mr. Kim and Ms. Hwang, will be filed on a Form 8-K with the U.S. Securities and Exchange Commission.

About Exicure

Exicure, Inc. has historically been an early-stage biotechnology company focused on developing nucleic acid therapies targeting ribonucleic acid against validated targets. Following its recent restructuring and suspension of clinical and development activities, the Company is exploring strategic alternatives to maximize stockholder value, both with respect to its historical biotechnology assets and more broadly. For further information, see www.exicuretx.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this press release other than statements of historical fact may be deemed forward looking including, but not limited to, statements regarding: the Company’s current business plans and objectives, including the pursuit of strategic alternatives to maximize stockholder value; ; the substantial doubt about the Company’s ability to continue as a going concern;; and the Company’s requirements for substantial additional financing to address the Company’s working capital and other financing needs; the Company’s expectations regarding the timing thereof and cash runway. Words such as “plans,” “expects,” “will,” “anticipates,” “continue,” “advance,” “believes,” “target,” “may,” “intend,” “could,” and other words and terms of similar meaning and expression are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. Forward-looking statements are based on management’s current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: substantial uncertainties regarding our exploration of strategic alternatives to maximize stockholder value; our ability to generate any meaningful value from sales, out-licensing or other transactions involving our historical assets; our ability to raise the substantial additional capital that is needed within the next few months; our ability to remain listed on The Nasdaq Capital Market; unexpected costs, liabilities and/or delays associated with strategic alternatives we may identify and pursue and/or that they may not deliver anticipated benefits to our stockholders; our estimates of expenses, use of cash, timing of future cash needs, ongoing losses and capital requirements, including our expectations relating to our needs for additional financing and the timing thereof may prove to be inaccurate; uncertainty about reaction from investors and potential business partners to our recent change of control, “controlled company” status and board composition and the future direction of the Company; the effects of potential turnover of senior management in the near term, and any inability to attract and retain qualified management and other key personnel; our ability to comply with all applicable laws, which may be particularly challenging given the recent turnover in our board, potential turnover in management, significant reductions in force, limited resources and the potential to enter into new business areas with which we have no past experience; our ability to obtain and maintain intellectual property protection for our technologies and our ability to operate our business without infringing the intellectual property rights of others; the impact of worsening macroeconomic conditions, including rising global inflation, actions taken by central banks to counter inflation, capital market and bank instability, exchange rate fluctuations, supply chain disruptions and energy and fuel prices; the impact of government laws and regulations as well as developments relating to our competitors or our industry; and other factors that may impact our financial results and condition and our ongoing strategic efforts. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. For a discussion of other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 to be filed with the Securities and Exchange Commission on March 27, 2023, as updated by the Company’s subsequent filings with the Securities and Exchange Commission. All information in this press release is as of the date of the release, and the Company undertakes no duty to update this information or to publicly announce the results of any revisions to any of such statements to reflect future events or developments, except as required by law.

Media Contact:
Karen Sharma
MacDougall
781-235-3060
ksharma@macdougall.bio

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